Exhibit 99.2

CHCT
LISTED
NYSE

SUPPLEMENTAL INFORMATION 3Q 2020

Community Healthcare Trust	3Q 2020 Supplemental Information

ABOUT US

CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, physician offices, specialty centers, acute inpatient behavioral facilities, behavioral specialty facilities, and inpatient rehabilitation facilities across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets.

Community Healthcare Trust	3Q 2020 Supplemental Information

COMPANY SNAPSHOT

September 30, 2020
Gross real estate investments (in thousands)	$667,342
Total properties	131
% Leased	89.0%
Total square feet owned	2,834,173
Weighted Average remaining lease term (years)	7.80
Cash and cash equivalents and restricted cash (in thousands)	$12,498
Debt to Total Capitalization	26.2%
Weighted average interest rate per annum on Revolving Line of Credit	n/a
Weighted average interest rate per annum on Term Loans	3.881%
Equity market cap (in millions)	$1,094.5
Quarterly dividend paid in the period (per share)	$0.4225
Quarter end stock price (per share)	$46.76
Dividend yield	3.61%
Common shares outstanding	23,407,498

Community Healthcare Trust	Page | 3	3Q 2020 | Supplemental Information

CORPORATE INFORMATION

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
Phone: 615-771-3052
E-mail: Investorrelations@chct.reit
Website: www.chct.reit

BOARD OF DIRECTORS

Timothy G. Wallace	Alan Gardner	Robert Hensley	Claire Gulmi	R. Lawrence Van Horn
Chairman of the Board	Lead Independent Director	Audit Committee Chair	Compensation Committee Chair	Corporate Governance Committee Chair

EXECUTIVE MANAGEMENT TEAM

Timothy G. Wallace	W. Page Barnes	David H. Dupuy	Leigh Ann Stach
Chief Executive Officer and President	Executive Vice President Chief Operating Officer	Executive Vice President Chief Financial Officer	Executive Vice President Chief Accounting Officer

COVERING ANALYSTS

A. Goldfarb - Piper Sandler	M. Lewis - Truist Securities
S. McGrath - Evercore ISI	R. Stevenson - Janney Capital Markets
B. Maher - B. Riley FBR	N. Crossett - Berenberg Capital Markets
A. Sweitzer - Baird	B. Oxford - D.A. Davidson & Co.
G. Mehta - National Research	K. Bauser - Colliers International Securities

PROFESSIONAL SERVICES

Independent Registered Public Accounting Firm	Transfer Agent
BDO USA, LLP	American Stock Transfer & Trust Company, LLC
501 Commerce Street, Suite 1400	Operations Center
Nashville, TN 37203	6201 15th Avenue
Brooklyn, NY 11219
1-800-937-5449

Community Healthcare Trust	Page | 4	3Q 2020 | Supplemental Information

FINANCIAL HIGHLIGHTS

	Three Months Ended
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
	(Unaudited and in thousands, except sq. ft. and per share data)
INCOME ITEMS
Revenues	$19,344	$18,280	$17,936	$16,833	$16,259
NOI	$15,781	$15,060	$14,600	$14,179	$12,945
EBITDAre	$13,570	$13,141	$12,408	$12,053	$10,904
Adjusted EDITDAre	$14,854	$14,211	$13,427	$13,138	$11,911
FFO	$11,598	$11,007	$10,209	$9,477	$8,459
AFFO	$11,968	$11,352	$10,350	$9,863	$8,863

Per Diluted Share:
Net income attributable to common shareholders	$0.22	$0.19	$0.18	$0.09	$0.12
FFO	$0.52	$0.51	$0.48	$0.47	$0.44
AFFO	$0.53	$0.52	$0.49	$0.49	$0.46

	Three Months Ended
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
ASSETS
Gross real estate investments	$667,342	$664,687	$641,856	$602,852	$566,327
Total assets	$615,672	$612,304	$596,754	$562,531	$533,072

CAPITALIZATION
Net debt	$179,342	$197,309	$203,276	$194,243	$215,460
Total capitalization	$684,956	$674,110	$654,633	$625,177	$588,024
Net debt/total capitalization	26.2%	29.3%	31.1%	31.1%	36.6%

Community Healthcare Trust	Page | 5	3Q 2020 | Supplemental Information

CONSOLIDATED BALANCE SHEETS

	As of
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
ASSETS	(Unaudited and in thousands, except per share data)
Real estate properties
Land and land improvements	$80,123	$78,999	$74,680	$68,129	$63,015
Buildings, improvements, and lease intangibles	586,978	585,454	566,954	534,503	503,110
Personal property	241	234	222	220	202
Total real estate properties	667,342	664,687	641,856	602,852	566,327
Less accumulated depreciation	(95,993)	(89,698)	(83,582)	(77,523)	(71,617)
Total real estate properties, net	571,349	574,989	558,274	525,329	494,710
Cash and cash equivalents	12,158	4,896	3,326	1,730	1,724
Restricted cash	340	351	282	293	224
Other assets, net	31,825	32,068	34,872	35,179	36,414
Total assets	$615,672	$612,304	$596,754	$562,531	$533,072

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Debt, net	$179,342	$197,309	$203,276	$194,243	$215,460
Accounts payable and accrued liabilities	5,800	5,497	5,297	3,606	4,004
Other liabilities	20,909	22,395	20,406	11,271	12,661
Total liabilities	206,051	225,201	228,979	209,120	232,125

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized	234	227	221	214	202
Additional paid-in capital	526,636	500,477	475,824	447,916	391,247
Cumulative net income	31,391	26,180	21,654	17,554	15,341
Accumulated other comprehensive loss	(13,135)	(13,969)	(13,426)	(4,808)	(6,826)
Cumulative dividends	(135,505)	(125,812)	(116,498)	(107,465)	(99,017)
Total stockholders’ equity	409,621	387,103	367,775	353,411	300,947
Total liabilities and stockholders' equity	$615,672	$612,304	$596,754	$562,531	$533,072

Community Healthcare Trust	Page | 6	3Q 2020 | Supplemental Information

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
	(Unaudited and amounts in thousands, except per share data)
REVENUES
Rental income	$18,939	$17,830	$17,428	$16,292	$15,718
Other operating interest	405	450	508	541	541
	19,344	18,280	17,936	16,833	16,259

EXPENSES
Property operating	3,563	3,223	3,343	2,840	3,327
General and administrative (1)	2,211	1,919	2,192	2,126	2,041
Depreciation and amortization	6,295	6,119	6,059	5,906	5,774
	12,069	11,261	11,594	10,872	11,142

OTHER INCOME (EXPENSE)
Loss on sale of real estate	—	(313)	—	—	—
Interest expense	(2,064)	(2,183)	(2,249)	(2,513)	(2,483)
Income tax expense	—	—	—	(1,421)	—
Interest and other income, net	—	3	7	186	13
	(2,064)	(2,493)	(2,242)	(3,748)	(2,470)
NET INCOME	$5,211	$4,526	$4,100	$2,213	$2,647

NET INCOME PER COMMON SHARE
Net income per common share – Basic	$0.22	$0.19	$0.18	$0.09	$0.12
Net income per common share – Diluted	$0.22	$0.19	$0.18	$0.09	$0.12
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	21,866	21,264	20,735	19,686	18,833
DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD	$0.4225	$0.4200	$0.4175	$0.4150	$0.4125

(1) CASH VS. NON-CASH GENERAL AND ADMINISTRATIVE EXPENSES:
Non-cash (stock-based compensation)	58%	56%	47%	51%	49%
Cash	42%	44%	53%	49%	51%

Community Healthcare Trust	Page | 7	3Q 2020 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)
ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
	(Unaudited and amounts in thousands, except per share data)
NET INCOME	$5,211	$4,526	$4,100	$2,213	$2,647
Real estate depreciation and amortization	6,387	6,168	6,109	5,943	5,812
Income tax expense (benefit)	—	—	—	1,321	—
Loss (gain) on sale of depreciable real estate	—	313	—	—	—
Total adjustments	6,387	6,481	6,109	7,264	5,812
FFO	$11,598	$11,007	$10,209	$9,477	$8,459
Straight-line rent	(914)	(725)	(878)	(699)	(603)
Stock-based compensation	1,284	1,070	1,019	1,085	1,007
AFFO	$11,968	$11,352	$10,350	$9,863	$8,863
FFO PER COMMON SHARE	$0.52	$0.51	$0.48	$0.47	$0.44
AFFO PER COMMON SHARE	$0.53	$0.52	$0.49	$0.49	$0.46
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	22,468	21,750	21,310	20,220	19,315

PROFORMA AFFO

AFFO	11,968	11,352	10,350	9,863	8,863
Revenue on Properties Acquired in the period (1)	—	348	838	294	425
Expense adjustment (1)	—	(46)	(368)	(36)	(222)
PRO FORMA AFFO	$11,968	$11,654	$10,820	$10,121	$9,066

(1) Adjustments to reflect acquisitions as if they had occurred on the first day of the applicable period.

Community Healthcare Trust	Page | 8	3Q 2020 | Supplemental Information

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
	(Unaudited and amounts in thousands, except per share data)
NET OPERATING INCOME
Net income	$5,211	$4,526	$4,100	$2,213	$2,647
General and administrative	2,211	1,919	2,192	2,126	2,041
Depreciation and amortization	6,295	6,119	6,059	5,906	5,774
Loss on sale of depreciable real estate	—	313	—	—	—
Interest expense	2,064	2,183	2,249	2,513	2,483
Income tax expense	—	—	—	1,421	—
NOI	$15,781	$15,060	$14,600	$14,179	$12,945

EBITDAre and ADJUSTED EBITDAre

EBITDAre
Net income	$5,211	$4,526	$4,100	$2,213	$2,647
Interest expense	2,064	2,183	2,249	2,513	2,483
Depreciation and amortization	6,295	6,119	6,059	5,906	5,774
Income tax expense	—	—	—	1,421	—
Loss on sale of depreciable real estate	—	313	—	—	—
EBITDAre	$13,570	$13,141	$12,408	$12,053	$10,904
Non-cash deferred compensation expense	1,284	1,070	1,019	1,085	1,007
ADJUSTED EBITDAre	$14,854	$14,211	$13,427	$13,138	$11,911

ADJUSTED EDITDAre ANNUALIZED (1)	$59,416

(1)	Adjusted EDITDAre multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust	Page | 9	3Q 2020 | Supplemental Information

WEIGHTED AVERAGE SHARES

	Three Months Ended
	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
	(Unaudited and amounts in thousands, except per share data)
WEIGHTED AVERAGE COMMON SHARES OUTSANDING
Weighted average common shares outstanding	22,965	22,286	21,733	20,595	19,698
Unvested restricted shares	(1,099)	(1,022)	(998)	(910)	(865)
Weighted average common shares outstanding - EPS	21,866	21,264	20,735	19,685	18,833

Weighted average common shares outstanding - FFO Basic	21,866	21,264	20,735	19,685	18,833
Dilutive potential common shares (from below)	602	486	575	535	482
Weighted average common shares outstanding - FFO Diluted	22,468	21,750	21,310	20,220	19,315

TREASURY SHARE CALCULATION
Unrecognized deferred compensation-end of period	$25,595	$19,904	$20,159	$16,570	$17,655
Unrecognized deferred compensation-beginning of period	$19,904	$20,159	$16,570	$17,655	$14,554
Average unrecognized deferred compensation	$22,750	$20,032	$18,365	$17,113	$16,105
Average share price per share	$45.75	$37.40	$43.48	$45.59	$42.13
Treasury shares	497	536	423	375	383

Unvested restricted shares	1,099	1,022	998	910	865
Treasury shares	(497)	(536)	(423)	(375)	(383)
Dilutive potential common shares	602	486	575	535	482

Community Healthcare Trust	Page | 10	3Q 2020 | Supplemental Information

EXECUTIVE COMPENSATION

					Performance Based Incentive Compensation
Name and Position	Year	Total Compensation	Salary Taken In Stock (1)	Other (2)	Bonus Stock (1)	Alignment of Interest Stock (3)	1-Year Total Shareholder Return Stock	3-Year Total Shareholder Return Stock	Total Performance Based Incentive Compensation	Percent of Total

Timothy G. Wallace	2019	$2,595,964	$540,000	$10,800	$216,000	$884,164	$405,000	$540,000	$2,045,164	78.8%
Chief Executive Officer and President	2018	$2,247,977	$458,167	$—	$183,267	$690,209	$458,167	$458,167	$1,789,810	79.6%
	2017	$1,592,017	$376,333	$—	$150,533	$500,651	$282,250	$282,250	$1,215,684	76.4%

David H. Dupuy (4)	2019	$1,383,110	$233,333	$192,729	$23,333	$321,215	$262,500	$350,000	$957,048	69.2%
Executive Vice President and Chief Financial Officer	2018	$—	$—	$—	$—	—	—	—	$—	—%
	2017	$—	$—	$—	$—	—	—	—	$—	—%

W. Page Barnes	2019	$1,579,239	$328,000	$8,930	$131,200	$537,109	$246,000	$328,000	$1,242,309	78.7%
Executive Vice President and Chief Operating Officer	2018	$1,330,517	$271,167	$—	$108,467	$408,549	$271,167	$271,167	$1,059,350	79.6%
	2017	$906,696	$214,333	$—	$85,723	$285,140	$160,750	$160,750	$692,363	76.4%

Leigh Ann Stach	2019	$1,274,444	$266,000	$1,000	$106,400	$435,544	$199,500	$266,000	$1,007,444	79.0%
Executive Vice President and Chief Accounting Officer	2018	$1,284,916	$220,500	$—	$188,200	$435,216	$220,500	$220,500	$1,064,416	82.8%
	2017	$740,272	$175,000	$—	$70,000	$232,772	$131,250	$131,250	$565,272	76.4%

(1) Each Executive Officer has elected to take 100% of their salary and cash bonus in deferred stock with an 8-year cliff vesting.
(2) Other includes employer contributions to the executive officer's health savings account (HSA) and 401(k); moving and relocation expenses for Mr. Dupuy; and the value of the grant of 5,000 shares of restricted stock to Mr. Dupuy upon his joining the Company on May 1, 2019.
(3) Alignment of interest stock grants per the Alignment Interest Program which is part of the Company's Incentive Plan.
(4) Mr. Dupuy joined the Company on May 1, 2019.

	CEO Pay Ratios
	CEO and President	Median Employee	Average Employee	Lowest Paid Employee
Cash	$—	$102,000	$59,897	$50,000
Compensation Taken in Stock	$2,585,164	$—	$249,207	$1,000
Other Compensation	10,800	3,761	2,111	667
Total Compensation	$2,595,964	$105,761	$311,215	$51,667
CEO to Employee Ratio		24.55	8.34	50.24

Community Healthcare Trust	Page | 11	3Q 2020 | Supplemental Information

DEBT SUMMARY, MATURITY SCHEDULE AND SELECT COVENANTS

	Principal Balance	Stated Rate	Hedged Rate
	(in thousands)

Revolving credit facility	$—	—%
Term loan A-1	50,000	1.56%	3.60%
Term loan A-2	50,000	1.76%	3.93%
Term loan A-3	75,000	1.96%	4.03%
Total Credit Facility	175,000

Secured mortgage loan	5,208	4.98%	4.98%

Debt	180,208
Deferred Financing Costs, net	(866)
Debt, net	$179,342

Select Covenants	Required	Q3 2020
Leverage ratio	≤ 60.0%	25.8%
Fixed charge coverage ratio	≥ 1.50x	5.4x
Tangible net worth (in thousands)	≥ $388,098	$516,934
Secured indebtedness	≤ 30.0%	0.7%

Community Healthcare Trust	Page | 12	3Q 2020 | Supplemental Information

2020 PROPERTY ACQUISITIONS AND ANNUAL INVESTMENTS

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Baptist Health	San Antonio, TX	MOB	1/27/2020	100.0%	$4,003	13,500
San Antonio Head & Neck Surgical Assoc.	San Antonio, TX	MOB	1/27/2020	100.0%	1,931	6,500
Decatur Hospital Medical Office Building	Decatur, AL	MOB	2/18/2020	93.9%	5,784	35,943
Sanderling Dialysis Center	Ramona, CA	SC	3/13/2020	100.0%	4,100	11,300
Parkside Family & Davita Clinics	Cuero, TX	SC	3/18/2020	100.0%	2,153	15,515
Everest Rehabilitation Center	Rogers, AR	IRF	3/27/2020	100.0%	19,000	38,817
Land parcel	Oak Lawn, IL	MOB	4/20/2020	—%	400	—
Sanderling Dialysis Center	Germantown, TN	SC	4/29/2020	100.0%	3,900	10,600
Hopebridge Autism Center	Westlake, OH	SC	6/5/2020	100.0%	2,443	15,057
Hopebridge Autism Center	Columbus, IN	SC	6/5/2020	100.0%	1,813	13,969
Bluewater Orthopedics Center	Niceville, FL	MOB	6/15/2020	100.0%	2,294	10,250
Forefront Dermatology	Greensburg, PA	MOB	6/16/2020	100.0%	3,389	15,650
Lemak Medical Office Building	Gardendale, AL	MOB	6/24/2020	100.0%	2,948	12,956
Lemak Medical Office Building	Prattville, AL	MOB	6/24/2020	100.0%	4,091	13,319
Land parcel	Jensen Beach, FL	MOB	9/18/2020	—%	1,050	—
				99.4%	$59,299	213,376

Community Healthcare Trust	Page | 13	3Q 2020 | Supplemental Information

PORTFOLIO DIVERSIFICATION

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	33.7%
Acute Inpatient Behavioral (AIB)	16.7%
Inpatient Rehabilitation Facilities (IRF)	14.6%
Physician Clinics (PC)	11.1%
Specialty Centers (SC)	10.5%
Surgical Centers and Hospitals (SCH)	7.5%
Behavioral Specialty Facilities (BSF)	3.6%
Long-term Acute Care Hospitals (LTACH)	2.3%
Total	100.0%

State	Annualized Rent (%)
Texas (TX)	16.2%
Illinois (IL)	12.5%
Ohio (OH)	9.4%
Florida (FL)	6.8%
West Virginia (WV)	4.9%
Washington (WA)	4.3%
Massachusetts (MA)	4.2%
Kansas (KS)	4.1%
Other (Less than 4%)	37.6%
Total	100.0%

Tenant	Annualized Rent (%)
Everest Rehabilitation (Everest)	10.2%
US Healthvest (US Healthvest)	7.6%
Summit Behavioral Healthcare (Summit)	4.9%
Post Acute Medical (Post Acute)	4.4%
Worcester Behavioral Hospital (Worcester)	4.2%
AMITA Health (AMITA)	4.1%
All Others (Less than 4%)	64.6%
Total	100.0%

Community Healthcare Trust	Page | 14	3Q 2020 | Supplemental Information

LEASE EXPIRATIONS

LEASE EXPIRATIONS
2020
$1,529
2021
$3,861
2022
$4,567
2023
$5,613
2024
$3,030
2025
$5,297
2026
$4,792
2027
$360
2028
$2,133
2029
$4,761
2030+
$27,979
MTM
$304
$0
$2,500
$5,000
$7,500
$10,000
$12,500
$15,000
$17,500
$20,000
$22,500
$25,000
$27,500
$30,000
Annualized Lease Revenue (thousands)

		Total Leased Sq. Ft.		Annualized Rent
Year	Number of Leases Expiring	Amount	Percent (%)	Amount ($) (thousands)	Percent (%)
2020	11	80,479	3.1%	$1,529	2.4%
2021	31	180,788	7.0%	3,861	6.0%
2022	38	212,763	8.2%	4,567	7.1%
2023	49	285,502	11.1%	5,613	8.7%
2024	20	129,631	5.0%	3,030	4.7%
2025	21	183,376	7.1%	5,297	8.2%
2026	16	220,497	8.5%	4,792	7.5%
2027	4	12,325	0.5%	360	0.6%
2028	7	112,611	4.4%	2,133	3.3%
2029	11	163,432	6.3%	4,761	7.4%
Thereafter	35	986,099	38.2%	27,979	43.6%
Month-to-Month	12	14,745	0.6%	304	0.5%
Totals	255	2,582,248	100.0%	$64,226	100.0%
(1) Total portfolio was approximately 89.0% leased in the aggregate at September 30, 2020 with lease expirations ranging from 2020 through 2035.

Community Healthcare Trust	Page | 15	3Q 2020 | Supplemental Information

PROPERTY LOCATIONS

Approximately 47% of our property revenues are in MSAs with populations over 1,000,000 and approximately 92% are in MSAs with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Chicago Behavioral Hospital	BF	85,000	3.00%	$2,056.6	3.33%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence Regional Cancer Center	SC	44,888	1.58%	$1,701.0	2.75%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Morris Cancer Center	SC	18,470	0.65%	$578.8	0.94%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Skin MD	PC	13,565	0.48%	$474.1	0.77%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Gurnee Medical Office Building	MOB	22,943	0.81%	$386.4	0.63%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Future Diagnostics Group	SC	8,876	0.31%	$375.7	0.61%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Novamed Surgery Center	SCH	31,158	1.10%	$357.6	0.58%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Joliet Oncology-Hematology Associates	PC	7,905	0.28%	$348.8	0.56%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Presence	MOB	14,863	0.52%	$326.7	0.53%	9,458,539	Chicago-Naperville-Elgin, IL-IN-WI	3
Kindred Healthcare	SC	55,646	1.96%	$2,705.2	4.38%	7,066,141	Houston-The Woodlands-Sugar Land, TX	5
Bayside Medical Center	MOB	50,593	1.79%	$740.1	1.20%	7,066,141	Houston-The Woodlands-Sugar Land, TX	5
Northwest Surgery Center	SCH	11,200	0.40%	$466.4	0.76%	7,066,141	Houston-The Woodlands-Sugar Land, TX	5
Haddon Hill Professional Center	MOB	24,567	0.87%	$501.6	0.81%	6,102,434	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8
Mountain View Surgery Center	SCH	13,835	0.49%	$—	—%	4,948,203	Phoenix-Mesa-Scottsdale, AZ	10
Desert Endoscopy Center	SCH	11,722	0.41%	$249.7	0.40%	4,948,203	Phoenix-Mesa-Scottsdale, AZ	10
Continuum Wellness Center	PC	8,227	0.29%	$150.6	0.24%	4,948,203	Phoenix-Mesa-Scottsdale, AZ	10
Berry Surgical Center	SCH	27,217	0.96%	$580.0	0.94%	4,319,629	Detroit-Warren-Dearborn, MI	14
Associated Surgical Center of Dearborn	SCH	12,400	0.44%	$381.3	0.62%	4,319,629	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral	BF	70,100	2.47%	$2,651.7	4.29%	3,979,845	Seattle-Tacoma-Bellevue, WA	15
Sanderling Dialysis	SC	11,300	0.40%	$385.0	0.62%	3,338,330	San Diego-Carlsbad, CA	17
Bay Area Physicians Surgery Center	SCH	18,708	0.66%	$712.1	1.15%	3,194,831	Tampa-St. Petersburg-Clearwater, FL	18
Liberty Dialysis	SC	8,450	0.30%	$252.5	0.41%	2,967,239	Denver-Aurora-Lakewood, CO	19
Eyecare Partners	SCH	16,608	0.59%	$282.3	0.46%	2,803,228	St. Louis, MO-IL	20
Eyecare Partners	PC	6,487	0.23%	$126.4	0.20%	2,803,228	St. Louis, MO-IL	20
Eyecare Partners	PC	6,311	0.22%	$45.0	0.07%	2,803,228	St. Louis, MO-IL	20
Eyecare Partners	PC	5,560	0.20%	$41.2	0.07%	2,803,228	St. Louis, MO-IL	20
Righttime Medical Care	SC	6,236	0.22%	$292.6	0.47%	2,800,053	Baltimore-Columbia-Towson, MD	21
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.10%	$158.0	0.26%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Medical Village at Wintergarden	MOB	21,648	0.76%	$550.9	0.89%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Orthopaedic Associates of Osceola	PC	15,167	0.54%	$340.4	0.55%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.09%	$132.1	0.21%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Kissimmee Physicians Clinic	PC	4,902	0.17%	$101.0	0.16%	2,608,147	Orlando-Kissimmee-Sanford, FL	23
Baptist Health	MOB	13,500	0.48%	$368.9	0.60%	2,550,960	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Assoc.	MOB	6,500	0.23%	$177.1	0.29%	2,550,960	San Antonio-New Braunfels, TX	24

Community Healthcare Trust	Page | 16	3Q 2020 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Forefront Dermatology Building	MOB	15,650	0.55%	$313.0	0.51%	2,317,600	Pittsburg, PA	27
Butler Medical Center	MOB	10,116	0.36%	$265.3	0.43%	2,317,600	Pittsburgh, PA	27
Vascular Access Centers of Southern Nevada	SC	4,800	0.17%	$—	—%	2,266,715	Las Vegas-Henderson-Paradise, NV	28
Assurance Health System	BF	14,381	0.51%	$515.4	0.83%	2,221,208	Cincinnati, OH-KY-IN	30
Fresenius Florence Dialysis Center	SC	17,845	0.63%	$290.8	0.47%	2,221,208	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	36,986	1.31%	$210.2	0.34%	2,221,208	Cincinnati, OH-KY-IN	30
Davita Commercial Way	SC	4,980	0.18%	$106.6	0.17%	2,221,208	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.87%	$868.0	1.41%	2,157,990	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.88%	$95.9	0.16%	2,157,990	Kansas City, MO-KS	31
Sedalia Medical Center	MOB	20,064	0.71%	$303.7	0.49%	2,122,271	Columbus, OH	32
Hopebridge - Columbus	BOS	13,969	0.49%	$166.8	0.27%	2,122,271	Columbus, OH	32
Court Street Surgery Center	SCH	7,787	0.27%	$—	—%	2,122,271	Columbus, OH	32
Kindred Hospital Indianapolis North	LTACH	37,270	1.32%	$1,439.2	2.33%	2,074,537	Indianapolis-Carmel-Anderson, IN	33
Assurance Health System	BF	13,722	0.48%	$461.5	0.75%	2,074,537	Indianapolis-Carmel-Anderson, IN	33
Assurance Health, LLC	BF	10,200	0.36%	$346.1	0.56%	2,074,537	Indianapolis-Carmel-Anderson, IN	33
Rockside Medical Center	MOB	54,986	1.94%	$1,311.6	2.12%	2,048,449	Cleveland-Elyria, OH	34
Brook Park Medical Building	MOB	18,444	0.65%	$364.6	0.59%	2,048,449	Cleveland-Elyria, OH	34
Hopebridge - Westlake	BOS	15,057	0.53%	$220.4	0.36%	2,048,449	Cleveland, OH	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.30%	$147.2	0.24%	1,768,901	Virginia Beach-Norfolk-Newport News, VA-NC	37
Ortho RI - West Bay HQ	MOB	21,252	0.75%	$563.1	0.91%	1,624,578	Providence-Warwick, RI	38
Sanderling Dialysis	SC	10,133	0.36%	$513.0	0.83%	1,346,045	Memphis, TN-MS-AR	43
Memphis Center	PC	11,669	0.41%	$113.0	0.18%	1,346,045	Memphis, TN-MS-AR	43
Glastonbury	MOB	50,519	1.78%	$860.3	1.39%	1,204,877	Hartford-West Hartford-East Hartford, CT	48
Sterling Medical Center	MOB	28,702	1.01%	$349.6	0.57%	1,127,983	Buffalo-Cheektowaga-Niagara Falls, NY	49
Gardendale MOB	0	12,956	0.46%	$272.5	0.44%	1,090,435	Birmingham, AL	50
Worcester Behavioral Hospital	BF	81,972	2.89%	$2,573.3	4.17%	947,404	Worcester, MA-CT (part)	58
Los Alamos Professional Plaza	MOB	41,797	1.47%	$399.2	0.65%	868,707	McAllen-Edinburg-Mission, TX	65
Cardiology Associates of Greater Waterbury	PC	16,793	0.59%	$310.7	0.50%	854,757	New Haven-Milford	67
Columbia Gastroenterology Surgery Center	SCH	17,016	0.60%	$299.0	0.48%	838,433	Columbia, SC	71
Davita Turner Road	SC	18,125	0.64%	$376.5	0.61%	807,611	Dayton-Kettering, OH	73
Davita Business Center Court	SC	13,048	0.46%	$260.7	0.42%	807,611	Dayton-Kettering, OH	73
Davita Springboro Pike	SC	10,510	0.37%	$214.1	0.35%	807,611	Dayton-Kettering, OH	73
Parkway Professional Plaza	MOB	40,036	1.41%	$630.1	1.02%	724,777	Lakeland-Winter Haven, FL	81
UH Walden Health Center	PC	11,000	0.39%	$320.5	0.52%	703,479	Akron, OH	82
Novus Clinic	SCH	14,315	0.51%	$287.5	0.47%	703,479	Akron, OH	82
Daytona Medical Office	MOB	19,156	0.68%	$230.5	0.37%	668,365	Deltona-Daytona Beach-Ormond Beach, FL	88
Debary Professional Plaza	MOB	23,019	0.81%	$126.1	0.20%	668,365	Deltona-Daytona Beach-Ormond Beach, FL	88
UW Health Clinic- Portage	PC	14,000	0.49%	$306.3	0.50%	664,865	Madison, WI	89

Community Healthcare Trust	Page | 17	3Q 2020 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Perrysburg Medical Arts Building	MOB	25,789	0.91%	$385.1	0.62%	641,816	Toledo, OH	93
St. Vincent Mercy Medical Center, Inc.	MOB	23,368	0.82%	$301.4	0.49%	641,816	Toledo, OH	93
Cypress Medical Center	MOB	39,746	1.40%	$825.3	1.34%	640,218	Wichita, KS	94
Family Medicine East	PC	16,581	0.59%	$410.8	0.67%	640,218	Wichita, KS	94
Grene Vision Center	PC	11,891	0.42%	$311.8	0.50%	640,218	Wichita, KS	94
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.18%	$285.4	0.46%	601,942	Palm Bay-Melbourne-Titusville, FL	96
Penn State Health - Harrisburg	SC	10,000	0.35%	$200.0	0.32%	577,941	Harrisburg-Carlisle, PA	98
Penn State Health - Camp Hill	SC	8,400	0.30%	$168.0	0.27%	577,941	Harrisburg-Carlisle, PA	98
Riverview Medical Center	SCH	26,199	0.92%	$427.3	0.69%	553,885	Scranton--Wilkes-Barre--Hazleton, PA	101
Eynon Surgery Center	SCH	6,500	0.23%	$167.3	0.27%	553,885	Scranton--Wilkes-Barre--Hazleton, PA	101
Manteca Medical Group Building	MOB	10,564	0.37%	$304.2	0.49%	550,660	Modesto, CA	102
Grandview Plaza	PC	20,000	0.71%	$290.9	0.47%	545,724	Lancaster, PA	104
Pinnacle Health	MOB	10,753	0.38%	$231.8	0.38%	545,724	Lancaster, PA	104
Everest Rehabilitation Hospital	IRF	38,817	1.37%	$2,090.0	3.38%	534,904	Fayetteville-Springdale-Rogers, AR-MO	107
Treasure Coast Medical Pavilion	MOB	57,254	2.02%	$709.5	1.15%	489,297	Port St. Lucie, FL	113
AMG Specialty Hospital - Lafayette	BF	29,062	1.03%	$—	—%	489,207	Lafayette, LA	114
Everest Rehabilitation Hospital	IRF	38,817	1.37%	$2,090.0	3.38%	460,303	Killeen-Temple, TX	120
Martin Foot & Ankle Clinic	PC	27,100	0.96%	$391.1	0.63%	449,058	York-Hanover, PA	121
Affinity Health Center	MOB	47,366	1.67%	$707.2	1.15%	397,520	Canton-Massillon, OH	136
Prattville Town Center Medical Office Bldg	MOB	13,319	0.47%	$371.0	0.60%	373,290	Montgomery, AL	145
Bristol Pediatric Associates	MOB	10,975	0.39%	$231.4	0.37%	307,202	Kingsport-Bristol-Bristol, TN-VA	165
Wellmont Bristol Urgent Care	SC	4,548	0.16%	$73.9	0.12%	307,202	Kingsport-Bristol-Bristol, TN-VA	165
Everest Rehabilitation Hospital	IRF	38,817	1.37%	$2,138.4	3.46%	286,657	Longview,TX	172
Bluewater Orthopedics Center	MOB	10,255	0.36%	$210.2	0.34%	284,809	Crestview-Fort Walton Beach-Destin, FL	173
Londonderry Centre	MOB	19,801	0.70%	$400.3	0.65%	273,920	Waco, TX	177
Meridian Behavioral Health Systems	BF	132,430	4.67%	$3,015.0	4.88%	257,074	Charleston, WV	189
Gulf Coast Cancer Centers-Foley	SC	6,146	0.22%	$162.2	0.26%	223,234	Daphne-Fairhope-Foley, AL	203
Gulf Coast Cancer Centers- Gulf Shores	SC	6,398	0.23%	$—	—%	223,234	Daphne-Fairhope-Foley, AL	203
Monroe Surgical Hosptial	SCH	58,121	2.05%	$2,202.5	3.57%	200,261	Monroe, LA	224
Tuscola Professional Building	MOB	25,500	0.90%	$586.5	0.95%	190,539	Saginaw, MI	228
Fresenius Ft. Valley	SC	4,920	0.17%	$94.5	0.15%	185,409	Warner Robins, GA	231
Kedplasma	SC	12,870	0.45%	$272.1	0.44%	169,509	Burlington, NC	251
Decatur Morgan Hospital Medical Office Building	MOB	35,943	1.27%	$614.1	0.99%	152,603	Decatur, AL	273
Provena Medical Center	MOB	53,653	1.89%	$500.9	0.81%	109,862	Kankakee, IL	344
Parkside Family & Davita Clinics	MOB	15,515	0.55%	$216.5	0.35%	99,742	Victoria, TX	357
Fresenius Gallipolis Dialysis Center	SC	15,110	0.53%	$159.3	0.26%	56,414	Point Pleasant, WV-OH	N/A
Davita Etowah Dialysis Center	SC	4,720	0.17%	$71.8	0.12%	53,794	Athens, TN	N/A

Community Healthcare Trust	Page | 18	3Q 2020 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Fresenius Dialysis Center	SC	17,746	0.63%	$132.0	0.21%	50,113	Corsicana, TX	N/A
Arkansas Valley Surgery Center	SCH	10,853	0.38%	$254.3	0.41%	47,839	Cañon City, CO	N/A
Davita Dialysis	SC	12,545	0.44%	$427.4	0.69%	45,346	Pahrump, NV	N/A
Wellmont Associates Complex	MOB	32,542	1.15%	$499.4	0.81%	41,364	Big Stone Gap, VA	N/A
Wellmont Norton Urgent Care	SC	5,000	0.18%	$57.5	0.09%	41,364	Big Stone Gap, VA	N/A
Eyecare Partners	PC	8,421	0.30%	$122.1	0.20%	37,205	Centralia, IL	N/A
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.14%	$104.8	0.17%	36,633	Atmore, AL	N/A
Ottumwa Medical Clinic	MOB	75,448	2.66%	$903.0	1.46%	34,969	Ottumwa, IA	N/A
Sanderling Dialysis Center	SC	4,186	0.15%	$274.0	0.44%	27,812	Crescent City, CA	N/A
Russellville Medical Plaza	MOB	29,129	1.03%	$148.4	0.24%	County: 31,362	RURAL - NO CBSA	N/A
Dahlonega Medical Mall	MOB	22,227	0.78%	$158.9	0.26%	County: 33,610	RURAL - NO CBSA	N/A
Tri Lakes Behavioral	BF	58,400	2.06%	$513.9	0.83%	County: 34,192	RURAL - NO CBSA	N/A
Batesville Regional Medical Center	MOB	9,263	0.33%	$46.1	0.07%	County: 34,192	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	27,743	0.98%	$138.0	0.22%	County: 35,252	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	18,074	0.64%	$89.9	0.15%	County: 35,252	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	17,629	0.62%	$87.7	0.14%	County: 35,252	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	9,890	0.35%	$49.2	0.08%	County: 35,252	RURAL - NO CBSA	N/A
Sanderling Dialysis Center	SC	5,217	0.18%	$252.4	0.41%	County: 13,279	RURAL - NO CBSA	N/A
North Mississippi Health Services	MOB	3,378	0.12%	$16.8	0.03%	County: 35,252	RURAL - NO CBSA	N/A
Rettig Family Healthcare	PC	12,000	0.42%	$180.0	0.29%	County: 23,437	RURAL - NO CBSA	N/A
Haleyville Physicians Professional Building	MOB	29,515	1.04%	$150.4	0.24%	County: 23,629	RURAL - NO CBSA	N/A
Wellmont Lebanon Urgent Care	SC	8,369	0.30%	$100.4	0.16%	County: 26,586	RURAL - NO CBSA	N/A

Community Healthcare Trust	Page | 19	3Q 2020 | Supplemental Information

REPORTING DEFINITIONS

Acute Inpatient Behavioral Facilities (AIB)
Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

Annualized Rent
Base rent for the current month multiplied by 12.

Behavioral Specialty Facilities (BSF)
Behavioral other specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EDITDAre
The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EDITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EDITDAre which is EDITDAre before non-cash deferred compensation amortization.

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the NAREIT definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included AFFO which it has defined as FFO excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and deferred compensation and may include other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

Community Healthcare Trust	Page | 20	3Q 2020 | Supplemental Information

REPORTING DEFINITIONS (continued)

FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities
(determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF)
Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH)
Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB)
Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA)
MSAs or MISAs are geographical regions with relatively higher population density's at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Net Operating Income (NOI)
NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.

Physician Clinics (PC)
Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Pro Forma AFFO
Pro forma AFFO adjusts AFFO to show the pro forma impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period.

Specialty Centers (SC)
Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Community Healthcare Trust	Page | 21	3Q 2020 | Supplemental Information

REPORTING DEFINITIONS (continued)

Surgical Centers and Hospitals (SCH)
Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization
Debt plus stockholders' equity plus accumulated depreciation.

Community Healthcare Trust	Page | 22	3Q 2020 | Supplemental Information

DISCLAIMERS

FORWARD-LOOKING STATEMENTS

Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10- K for the fiscal year ended December 31, 2019, in the Quarterly Report on Form 10-Q for the Quarter Ending March 31, 2020, and the Company’s other filings with the Securities and Exchange Commission from time to time.

NON-GAAP FINANCIAL MEASURES

This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and Proforma AFFO, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Community Healthcare Trust	Page | 23	3Q 2020 | Supplemental Information